Management Presentation FEBRUARY 26, 2018 1

Important Disclaimer This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate acquisitions; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to supply of oil and gas, declining or perceived instability of commodity prices, overcapacity of supply, constrained pipeline capacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of drilling, completion and production activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our services, including due to competition and industry and/or economic conditions, which impacts, among other things, our ability to implement price increases or maintain pricing and margin on our services; the loss of, or interruption or delay in operations by, one or more customers; the failure by one or more of our customers to pay amounts when due, or at all; changes in customer requirements in the markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so and the costs and potential liabilities associated with new or expanded areas of operational risks (such as offshore or international operations); business growth outpacing the capabilities of our infrastructure; the loss of, or interruption or delay in operations by, one or more of our key suppliers, including resulting from product defects, recalls or suspensions; adverse weather conditions in oil and gas producing regions; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation or governmental proceedings; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations or provide certain services resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; our ability to implement new technologies and services; the loss of, or inability to attract, key management and other competent personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our new credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of December 31, 2018 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes consolidated Adjusted EBITDA and Adjusted Net Income, all of which are measures not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slides 26 – 27 for a reconciliation of net income (loss) to each of Adjusted Net Income (loss) and Adjusted EBITDA. Segment Adjusted EBITDA: Adjusted EBITDA at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed pursuant to ASC 280, Segment Reporting. Certain Definitions: We calculate “margin %” as the specified metric divided by revenue. 2

Why Invest in C&J Energy Services?

Diversified, New Well Focused Service Provider… 4Q’18 Revenue: $491MM Committed to Safety Strong Focus on Quality Management and Quality and Safety Record Fluids Management New Well Specialized Completions, Well 8% Rig Services Focused Services Construction & Intervention Services 11% Scalable Footprint, Active in Geographic Diversity Most U.S. Land Basins Coiled Tubing 39% 6% Fracturing Focused on Generating Allocating Capital to Maximize Shareholder Returns Value for Our Shareholders 13% Cementing Diversity of Service Lines Consistent Growth Supports Sustainable Growth 4% Other 19% Standardized Equipment Leads to Completions Focused on Execution Best-In-Class Service Quality Wireline & Pumping Technology Enhanced R&T Focused on Safety, Efficiencies 81% of Revenue from New Well Focused Services Efficiencies and Profitability 4

…with a Leading Presence in the Most Active U.S. Basins(1) Operating Footprint 4Q’18 Revenue by Basin 6% 13% 35% 12% 12% 22% C&J Energy Services Assets West Texas South Texas / East Texas ● Purposely focused on U.S. onshore market and well Rockies / Bakken California positioned for future activity growth Mid-Continent Northeast 1. Based on internal market assessment as of December 31, 2018. 5

We Create Value for Our Shareholders Objectives Strategies Results ● Safe, high-quality and reliable service that focuses on Price Structure reducing customer total well cost Improving Margins Reflects Value ● Built-for-purpose, well maintained quality equipment Across All Service We Provide Lines to Customers ● Partner with efficient customers using dedicated fleets to maximize utilization ● Equipment designed for lowest cost of ownership Lower Costs to ● Invest in value-add, reliability-focused technologies that increase Significant Operating Improve Profitability safety, efficiencies and profitability Leverage ● Optimize supply chain through strategic partnerships ● Deploy capital to highest cycle returns and shortest payback periods Allocate Capital to ● Consider both internal investments and external opportunities Strong Returns, Free Higher Return Cash Flow and Balance ● Eliminate underperforming businesses Projects Sheet ● “Deploy or Return” philosophy focused on long-term value creation Committed to Creating Long-Term Shareholder Value 6

Disciplined Capital Deployment is Key to Sustainable Returns ● Operating segments compete for capital based on returns Balanced Capital ● Capital deployed with clear visibility on revenue generation Expenditures ● Flexibility to divert or suspend in changing markets ● Continuous drive to improve our cost structure Prudent Strategic ● Balance returns vs. longer payback periods Initiatives ● Build businesses that drive long-term free cash flow ● Monetize or shut-down dilutive business lines Sensible Portfolio Management ● M&A strategy focused on acquiring accretive businesses Prioritize Generating ● $1.3B of NOLs provide tax free returns Best Returns and ● Executed $40MM of $150MM stock Free Cash Flow buyback program Maximizing Shareholder Returns 7

Diversified Customer Base Diverse Customer Base ─ No Individual Why Customers Choose C&J? Exposure Greater than 10% of 2018 Revenues Reputation for Safety and Service Quality High Quality Assets and Execution Service Line and Geographic Diversity Value-Add, Reliability-Focused Technologies Logos from next few pages Recent Customer Award Congratulations to C&J Well Services, Inc. 2017 Top Business Partner V&V Conformance 8

Our Service Lines

4Q'18 Financial Highlights & Market Conditions

4Q'18 Market Conditions

- Revenue was flat y-o-y but decreased 14% sequentially; Adj. EBITDA decreased 14% y-o-y and 32% sequentially
- 4Q'18 results negatively affected by customer budget exhaustion, higher levels of year-end seasonality and the general slowing of completion activity into year-end
- Fracturing utilization improved throughout 4Q'18 and we exited 2018 with the lowest spot fleet count since 2Q'18
- Wireline and Pumping experienced lower activity levels
- Demand for large diameter coiled tubing remained strong but activity levels declined in our Well Construction & Intervention Services segment
- Deployed more equipment and grew market share in our Well Support Services segment

Consolidated Revenue



($ in MM)
$492
$553
$611
$568
$491
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

Consolidated Adjusted EBITDA[1]



($ in MM)
Margin (%)
12%
$57
13%
$74
14%
$88
13%
$73
10%
$49
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

Consolidated Adjusted Net Income[2]



($ in MM)
$20
$27
$34
$11
-$18
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

1. See slide 26 for a reconciliation of net income (loss) to Adjusted EBITDA.
2. See slide 27 for a reconciliation of net income (loss) to Adjusted net income (loss).

C&J ENERGY SERVICES

10

Completion Services Segment Overview

Full Year & Fourth Quarter 2018 Highlights

- 2018 segment revenue and Adjusted EBITDA increased 31% to $1.5B and 37% to $274MM, respectively, when compared to 2017
- Our fracturing business generated over $1.0B of annual revenue for the first time in Company history
- 4Q'18 segment revenue decreased 15% year-over-year and 21% sequentially to $293MM
- 4Q'18 segment Adjusted EBITDA decreased 39% year-over-year and 33% sequentially to $44MM
- 4Q'18 fracturing revenue and profitability were negatively affected by customer budget exhaustion and lower activity levels, partially due to decreased asset deployment
- Temporarily idled two horizontal fracturing fleets in early October, but redeployed them to dedicated customers in early December that commenced 2019 completion activities earlier than anticipated
- Exited 4Q'18 with the lowest number of spot frac fleets since 2Q'18
- Wireline and Pumping revenue and profitability negatively affected by soft activity levels from customer budget exhaustion, year-end seasonality and inclement weather

Reported Segment Revenue

($ in MM)



$343
$374
$413
$373
$293
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

Reported Segment Adjusted EBITDA

Margin (%)

($ in MM)



21%
$73
22%
$81
20%
$83
18%
$66
15%
$44
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

C&J ENERGY SERVICES

11

Hydraulic Fracturing Is Our Biggest Business Line

2019 Fracturing Strategy

- Entered 1Q’19 at the low spot fleet count reached in 2Q’18
- Focused on committed customers who appreciate the value we provide
- Best-in-class execution and technology enhanced efficiencies attract “blue-chip” customers
- Will redeploy frac fleets when customer demand increases and targeted returns and payback periods can be achieved



Active Horizontal Equivalent Fleets[1]



10
15
16
18
17
17
YE'16
YE'17
1Q'18
2Q'18
3Q'18
4Q'18

Frac Revenue

($ in MM)



$247
$269
$289
$252
$193
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

1. Represents exit rate for stated period.

C&J ENERGY SERVICES

12

A Proven Market Leader in Wireline & Pumping

Casedhole Solutions

Leading Position
- The #1 service provider and market leader[1]
- Introduced advance pressure control and greaseless cable systems

Scalable Footprint
- Established in most U.S. basins
- Large and diversified group of customers (over 300+)

Attractive Returns Profile
- One of our most profitable businesses – strong profitability and incremental margins
- Targeting mid-cycle margins in the low to mid 30% range
- Favorable incremental margins resulting in payback period of less than a year

Research & Technology Advantage
- In-house manufacturing and technology provide value-add innovation
- Lower cost perf guns and switches substantially increase wireline profitability
- New perf gun design and "quick connect" technologies increase efficiencies and safety



Equipment Summary[2]	Wireline	Pumping
Active	70	81
Available Capacity	54	-
Total	124	81

Wireline & Pumping Revenue

($ in MM)


$93
$100
$115
$113
$93
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

1. Based on internal market assessment as of December 31, 2018.
2. As of December 31, 2018.

C&J ENERGY SERVICES

13

Well Construction & Intervention Services Segment Overview Full Year & Fourth Quarter 2018 Highlights Reported Segment Revenue ($ in MM) ● 2018 segment revenue and Adjusted EBITDA increased 151% to $376MM and ~3x to $68MM, $99 $96 $94 respectively, when compared to 2017 $87 ● Revenue and profitability improvement mostly driven $56 by the O-Tex Pumping acquisition in November 2017 that more than doubled the size of our cementing business ● 2018 coiled tubing revenue increased 47% to $115MM when compared to 2017 due to the 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 deployment of new large diameter units, improved utilization and disciplined pricing ● 4Q’18 segment revenue increased 66% year-over- Reported Segment Adjusted EBITDA Margin (%) year, but decreased 2% sequentially to $94MM ($ in MM) ● 4Q’18 segment Adjusted EBITDA increased 60% year-over-year, but decreased 9% sequentially to 20% 18% 18% 17% $16MM 17% $20 ● 4Q’18 segment revenue and profitability were $16 $17 $16 negatively affected by customer budget exhaustion $10 and year-end seasonality ● Demand for large diameter coiled tubing remained strong in 4Q’18, but activity levels fell mostly due to 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 lower completion-driven activity 14

Expanding Presence in Cementing and Coiled Tubing

Market Position

- 4th largest provider of cementing services in U.S. land with purchase of O-Tex Pumping[1]
- A market leader in high spec coiled tubing[1]
- All 2⅜ and 2⅝ coil units are fully utilized

Scalable Footprint

- 2nd largest cementer in the Permian Basin[1]
- Actively adding capacity into Delaware Basin
- Added two newbuild 2⅝" coil units late 2Q'18 with two additional units arriving late 3Q'19

High-Quality Assets

- Advanced cementing fleet with bulk plants and in-house lab capabilities
- 13 large diameter (≥2⅜") coil units capable of supporting depths of up to 25,000 feet

Attractive Financials

- Targeting more profitable long lateral cementing work
- Tight marketplace with increasing margins on large diameter coil jobs

Compelling Returns Profile

- Targeting mid-cycle margins in the mid to high 20% range resulting in quick paybacks
- High barriers to entry and longer asset lifecycle provides attractive cash flow generation


C&J ENERGY SERVICES
O-TEX CEMENTING
50 BBL

Equipment Summary[2]	Cementing	Coiled Tubing[3]
Active	66	17
Available Capacity	49	11
Total	115	28



1. Based on internal market assessment as of December 31, 2018.
2. As of December 31, 2018.
3. Coiled Tubing unit count proforma for the retirement of 18 small diameter units as of December 31, 2018.

C&J ENERGY SERVICES

15

Well Support Services Segment Overview

Full Year & Fourth Quarter 2018 Highlights

- 2018 segment revenue and Adjusted EBITDA increased 3% to $393MM and ~4x to $40MM, respectively, when compared to 2017
- In 2018, we further streamlined costs, deployed additional assets and maintained disciplined pricing while improving both safety and service quality
- Prior year results contained our Canadian rig services business that we divested in November 2017, which diluted 2018 revenue and profitability improvement
- 4Q'18 segment revenue increased 13% year-over-year and 5% sequentially to $103.9MM
- 4Q'18 segment Adjusted EBITDA increased ~5x year-over-year and 19% sequentially to $12.9MM
- 4Q'18 segment results improved due to additional equipment deployment and disciplined pricing
- Exited 4Q'18 with highest deployed workover rig count and day rate of 2018 after deploying more rigs primarily in California and West Texas
- Special Services revenue and profitability remained strong due to increased fishing and rental activity in our Rig Services business
- Fluids Management business benefited from the full quarter impact of contract wins in California from late 3Q'18, offset by lower activity levels in South Texas

Reported Segment Revenue

($ in MM)



$92
$91
$99
$99
$104
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

Reported Segment Adjusted EBITDA

Margin (%)

($ in MM)



3%
$3
6%
$5
11%
$11
11%
$11
12%
$13
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

C&J ENERGY SERVICES

16

Established Provider of Well Support Services ● Top 2 well services company in the U.S. Market (1) Position with a proven brand name ● Top 10 customers are majors and large independents – recurring and stable Diversified ● Strong operating presence in California, Footprint & Rockies, Permian and South Texas Scale ● ~62% class 4+ rigs capable of the most complex jobs (3) Attractive ● Improved to double-digit segment Adjusted Equipment Summary Rigs Trucks SWDs Financial EBITDA generation Active 155 635 23 ● Limited capital investment needed to drive Returns Idle & Stacked 190 305 - cash flow improvement Total 345 940 23 A Leading Provider of Service Rigs(1)(2) 364 ✓ #2 rig position in the U.S. Total Service Rigs ✓ Over 62% of the rig fleet is 227 high-spec Capable of HZ Services KEG CJ BAS SPN Forbes PES Ranger Nine Conventional High Spec 1. Based on internal market assessment as of December 31, 2018. 2. Conventional rigs: 100 – 400 HP rigs; High Spec: 400+ HP. 3. As of December 31, 2018. 17

Technology Innovation Drives Efficiency and Safety

Research and Technology Initiatives Improve Reliability and Safety and Reduce Operating Costs

R&T and Operations Collaborate to Improve Equipment Reliability

- NPT tracking drives Root Cause Analysis by Operations and Equipment Integrity teams
- R&T Team design or source components that provide longer life in our operating envelope
- R&T and Operations test and validate life improvements with new components

C&J Frac Pump Warm Start System



Reduced Operation Cost

- Warm start being installed on all refurbished pumps
  - ➢ Based on proprietary MDT controls
  - ➢ Allows frac pumps to be shut down between stages
  - ➢ Reduces engine hours, maintenance and emissions

C&J Realtime Cloud & Data Analytics



Realtime Streaming to the Cloud

- View frac operations from a web browser in any location
  - ➢ Management monitor operations and get real-time information on job status
  - ➢ Maintenance monitor equipment status to plan activities
  - ➢ Data in the cloud used for data analytics to drive condition based maintenance

C&J Blender Life Enhancements



Evolved to Meet Higher Completion Intensity

- Performance and reliability
  - ➢ MDT Controls improve job execution and stream data to the cloud
  - ➢ Longer life wear components including discharge pump, piping and manifold
  - ➢ Upgraded densitometer and clutch

C&J ENERGY SERVICES

18

Growing Perf and Plug Operations Drive Higher Margins

Research and Technology Innovation Drives Leadership in Plug and Perf Operation

Significant Savings YTD

- Lowest cost of consumables in the industry for guns and switches
- 2018 savings of $14MM for perforating consumables
- Advanced pressure control increases efficiency and safety at the wellsite

C&J Perforating Leadership



GameChanger™ Gun System

- Revolutionary portless gun system
  - Improved Reliability – Eliminates ~60% of misruns
  - Increased Efficiency – Quicker and easier to connect and deploy
  - Uses C&J proprietary addressable switch
  - Achieved milestone of one million addressable switches sold

C&J Advanced Pressure Control Equipment



Operational Efficiency & Safety

- Remote operated wellhead connection and ball drop system for Wireline operations
  - C&J proprietary ball drop system
  - Hydraulic quick connect for wireline lubricator increases efficiency
  - Eliminates safety hazard for crew

C&J Frac Plug



Tru-Mill™ Frac Plug

- Low Cost, High Performance & Reliable
  - True 10,000 psi rating
  - Compression-molded components mill into fine particles
  - Composite cast iron slips more reliable than ceramic button slips
  - 100% backed-up element system holds for extended periods

C&J ENERGY SERVICES
19

Continued Focus on Reducing Cash Costs

SG&A Expense



($ in MM)
$68
$66
$60
$50
$50
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

D&A Expense



($ in MM)
$40
$46
$54
$61
$63
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18

4Q'18 Highlights

- SG&A expense decreased ~27% year-over-year and was flat sequentially at $49.8MM
- R&D expense was flat year-over-year but increased 11% sequentially to $1.4MM
- Capital expenditures decreased 25% sequentially
- Recorded $146MM non-cash goodwill impairment charge associated with WC&I reporting unit
- Recorded $21.4MM non-cash loss on retirement of fixed assets of certain fracturing, coiled tubing and well servicing units

1Q'19 Cost Guidance

- SG&A expense to range between $54MM – $58MM
- D&A expense to range between $61MM – $65MM
- R&D expense to range between $2.3MM – $2.5MM
- Large NOL position; not expected to be a cash tax payer with the exception of certain state and local taxes
- Capital expenditures to decline significantly in 2019 with 1Q'19 expenditures expected to range between $50MM – $60MM, which includes some rollover from 4Q'18

C&J ENERGY SERVICES
20

Strong Capital Structure and Reasonable Growth Plan

No Leverage and Ample Liquidity



($ in MM)
$414
$326
$88
Proforma 3/31/18
$466
$356
$110
6/30/2018
$393
$317
$76
9/30/2018
$371
$235
$136
12/31/2018
Cash
ABL Availability

- One of the strongest balance sheets in the sector
- Strong liquidity position to fund capital expenditures and potential accretive bolt-on acquisitions
- As of 12/31/18, excluding letters of credit, no outstanding borrowings under our asset based credit facility
- Purchased ~$20MM, or ~1.4MM shares, of C&J common stock during the fourth quarter
- ~$1.3B of NOLs represents substantial value

2019 Capital Budget & Highlights



Corporate, Facilities, R&T and Other
13%
17%
Growth
70%
Maintenance

- 2019 capital expenditures expected to range between $140MM – $180MM
- Allocating ~$3.0MM of annual maintenance capex per deployed fleet in our Fracturing business, a 30% reduction compared to 2018
- Growth capital expenditures mostly pertain to:
  - Two large diameter coiled tubing units recently ordered with expected delivery in 3Q'19
  - Greaseless cable and pressure control systems to increase efficiency and safety in our Wireline business
  - Ancillary components in our Fracturing business to increase safety and lower long-term operating costs

C&J ENERGY SERVICES

21

Thoughts on the Forward Outlook 1Q’19 Outlook 2019 Thoughts ● Expecting consolidated revenue and Adjusted EBITDA to be ● Remain focused on dedicating frac fleets with long- flat to slightly down sequentially standing, efficient customers throughout 2019 ● Utilization in our Fracturing business has continued to ● Two dedicated frac fleets deployed to mid-cap customer in improve due to refreshed E&P capital expenditure budgets the Mid-Continent in late November 2018 with strong and our lowest spot fleet count since 2Q’18 utilization; customer already requesting additional fleets ● Wireline and Pumping revenue and profitability expected to ● Deployed second dedicated fleet to current major integrated decline sequentially due to: customer in West Texas in early December 2018 with strong utilization; now fracing in two basins for this customer ● Bakken and Rocky Mountains customers indicating delayed completion activity until late 1Q’19 ● Focused on maintaining high utilization and strong market share position in Wireline and Pumping businesses ● Instances of inclement weather in select core basins ● Pumping units expected to be fully deployed ● More competitive pricing environment ● Focused on keeping large diameter coiled tubing units ● Expecting softness in our Well Construction & Intervention deployed with high utilization Services segment due to: ● Focused on high-grading customer base and maintaining ● Lower overall drilling rig count and competitive pricing market share in our Cementing business negatively affecting our Cementing business ● Expecting continued market share growth in California and ● Slower than expected completion activity levels in West Texas in our Well Support Services segment as we certain basins creating some softness in our Coiled deploy more assets with primarily major integrated Tubing business in early 1Q’19 customers ● Expecting continued Well Support Services segment improvement from the deployment of additional assets and growing market share mostly in California and West Texas 22

C&J Tenants: The Differentiated U.S. Oilfield Services Company Leading Diversified Modern, High-Quality 1 Service Provider in most 2 Asset Base Enhanced with U.S. Land Basins Proprietary Technology Established and Growing Focused on Quality, Safe Relationships with 3 and Reliable Execution 4 “Blue-Chip” Customer Base Operating Model Focused Strong Balance Sheet with on Targeted Returns and 5 Low Leverage and Ample 6 Delivering Value to Liquidity Shareholder Committed to Creating Long-Term Shareholder Value 23

APPENDIX: Additional Information & Non-GAAP Reconciliation

Historical Financial Summary Select Historical Financial Information $MM; unless otherwise stated Full Year Full Year Full Year 2016 1Q'17 2Q'17 3Q'17 4Q'17 2017 1Q'18 2Q'18 3Q'18 4Q'18 2018 Revenue Completion Services $524 $192 $263 $309 $343 $1,107 $374 $413 $373 $293 $1,454 Well Construction & Intervention Services 84 26 31 36 56 150 88 99 96 94 376 Well Support Services 364 96 96 98 92 382 91 99 99 104 393 Total Revenue $971 $314 $390 $443 $492 $1,639 $553 $611 $568 $491 $2,222 Total Gross Profit (1) $24 $52 $80 $103 $116 $351 $134 $147 $122 $94 $497 % Margin 2% 17% 21% 23% 24% 21% 24% 24% 21% 19% 22% Net Income / (Loss) ($944) ($32) ($13) $10 $57 $22 $21 $28 $10 ($190) ($130) Adjusted EBITDA (2) Completion Services ($43) $22 $45 $62 $73 $201 $81 $83 $66 $44 $274 Well Construction & Intervention Services (4) 1 3 7 10 21 16 20 17 16 68 Well Support Services 19 4 2 1 3 9 5 11 11 13 40 Corporate / Eliminations (67) (22) (25) (26) (28) (100) (28) (26) (21) (23) (99) Total Adjusted EBITDA (2) ($95) $5 $25 $44 $57 $131 $74 $88 $73 $49 $284 % Margin (10%) 2% 6% 10% 12% 8% 13% 14% 13% 10% 13% 1. Gross profit defined as revenue less direct costs 2. Please see slide 26 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP 25

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation*

$MM

	Full Year 2016	1Q'17	2Q'17	3Q'17	4Q'17	Full Year 2017	1Q'18	2Q'18	3Q'18	4Q'18	Full Year 2018
Net income (loss)	**($944)**	**($32)**	**($13)**	**$10**	**$57**	**$22**	**$21**	**$28**	**$10**	**($190)**	**($130)**
Interest expense, net	157	1	0	0	0	2	0	2	1	1	4
Income tax expense (benefit)	(129)	(3)	(2)	(3)	(31)	(40)	(0)	(1)	(2)	0	(2)
Depreciation and amortization	217	32	33	36	40	141	46	54	61	63	225
Other (income) expense, net	(10)	(2)	1	(1)	1	(0)	(1)	1	(0)	(3)	(2)
(Gain) loss on disposal of assets	3	(6)	(3)	(1)	(21)	(31)	(0)	0	1	25	26
Impairment expense	436	-	-	-	-	-	-	-	-	146	146
Restructuring costs	31	-	8	2	2	11	1	2	0	0	3
Reorganization costs	55	-	-	-	-	-	-	-	-	-	-
Inventory reserve	35	-	-	-	-	-	-	-	-	6	6
Acquisition-related and other transaction costs	11	-	-	1	3	4	1	0	-	-	1
Severance and business divestiture costs	34	-	1	-	5	6	6	0	1	-	7
Share-based compensation expense acceleration	8	16	-	-	-	16	-	-	-	0	0
Adjusted EBITDA	**($95)**	**$5**	**$25**	**$44**	**$57**	**$131**	**$74**	**$88**	**$73**	**$49**	**$284**

Note:
*We present Adjusted EBITDA, because management believes that the disclosure of Adjusted EBITDA as a measure of the Company's operating performance allows investors to make a direct comparison to competitors, without regard to differences in capital and financing structure and the incurrence of other charges that impact comparability of our results of operations to those of our competitors. Investors should be aware, however, that there are limitations inherent in using Adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. An improving trend in Adjusted EBITDA may not be indicative of an improvement in the Company's profitability. To compensate for the limitations in utilizing Adjusted EBITDA as an operating measure, management also uses U.S. GAAP measures of performance, including operating income (loss) and net income (loss), to evaluate performance. As required under Regulation G and Item 10(e) of Regulation S-K, the table above provides a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, from net income (loss), which is the nearest comparable U.S. GAAP financial measure for the years ended December 31, 2017 and 2016 and for their interim periods. We generally define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on the disposal of assets and other items that our management considers to be extraordinary, such as impairment expenses, acquisition-related costs, costs and charges associated with severance, facility closures, write-offs of bad debts and similar charges. Additionally, for the years ended December 31, 2017 and 2016 and for their interim periods, we have added back in calculating Adjusted EBITDA several categories of expenses and charges incurred in connection with our Chapter 11 proceedings which are detailed in the table above.

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Non-GAAP Reconciliation (continued) C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) (In thousands, except per share data) (Unaudited) Three Months Ended December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 Net income (loss) $ (189,527) $ 10,433 $ 28,496 $ 20,594 $ 56,995 Adjustments, net of tax: Impairment expense 146,015 — — — — Loss on retirement of assets 21,410 — — — — Inventory reserve 6,131 — — — — Charges (settlements) related to financial restructuring (2,400) — 2,750 — — Income tax benefit associated with the O-Tex acquisition — — — — (28,950) Net gain on sale of Canadian rig services business — — — — (11,766) Acquisition-related and other transaction costs — — 243 727 3,423 Non-cash deferred financing charge — — 1,508 — — Severance and business divestiture costs — 129 1,150 6,140 — Other 204 — — — — Adjusted net income (loss) $ (18,167) $ 10,562 $ 34,147 $ 27,461 $ 19,702 Per common share: Net income (loss) diluted $ (2.87) $ 0.16 $ 0.42 $ 0.31 $ 0.88 Adjusted net income (loss) diluted $ (0.27) $ 0.16 $ 0.51 $ 0.41 $ 0.31 Diluted weighted average common shares outstanding 66,138 67,021 67,268 67,266 64,497 27

APPENDIX: Additional Information on Social Responsibility at C&J

cjenergy.com Our Core Values Empowering Our Employees Doing the Right Thing Demonstrating Resilience Delivering Every Time Sustainability Goals Provide a safe work environment that supports the overall well-being of our people, and protects those affected by our operations Empower a diverse workforce to meet the expectations and needs of all of our stakeholders Conduct our business ethically and with transparency Give back to the communities in which we live and work Create long-term stockholder value Environmental Stewardship We adhere to environmentally responsible practices and continuously improve our operations. Through our technology initiatives, we strive to lower our environmental impact and help our customers do the same. Our people are committed to doing the right thing and doing things right, every time. We value a diverse workforce and empower our people to positively impact our company, our communities and the planet in a safe, socially responsible manner. 29

OUR GREATEST STRENGTH EXCEPTIONAL EMPLOYEES At C&J, we’re driven by core values that give us a foundation to perform at our very best every day. We’re committed to excellence in everything we do, and that includes being a good corporate citizen to our communities and all those affected by our operations. Our strategies are focused on delivering positive returns and creating long-term value for our customers, our people, and our stockholders. EMPOWERING DEMONSTRATING DOING THE DELIVERING OUR EMPLOYEES RESILIENCE RIGHT THING EVERY TIME We foster an We take on challenges We share an We pride ourselves in environment where with foresight, uncompromising providing the best people are inspired to innovation, adaptability commitment to quality, possible products, contribute and excel. and fortitude. safety, health and the services and customer environment. experience. 30

OUR TOP PRIORITY

SAFE WORK ENVIRONMENT

We continuously strive to reinforce a culture where employees are empowered to always put safety first.

Technology Investments

RigLock Wellhead Connections®[1]. Keeps employees away from dangers of the red zone

Rotary Ball Dispenser (RBD) System. Enables our field personnel to avoid working near high-pressure wellhead equipment

Digital Technology. Help customers actively monitor wellsite operations and make better-informed decisions that reduce risk, maximize efficiencies and optimize production through advanced data-acquisition products that deliver key data to the right people at the right time

Safety Initiatives

Lone Monitor Program. Acts like an observer for our people when working alone and provides near real-time notification of a worker in distress

Fire Suppression System. Automatically applies a foam fire suppressant if a fire starts, protecting our worksites and the environment

Driving Safety. In-Vehicle Monitoring Systems (IVMS) and MobilEye in company vehicles to improve driver performance and enhance road safety

Stop Work Authority. Employees are empowered and rewarded for exercising their right to stop any unsafe operations through SWA

Safety Performance

OSHA Voluntary Protection Program. Five of the six sites participating in OSHA's Voluntary Protection Program (VPP) nationwide are C&J sites, including Decatur, Texas; Snyder, Texas; Hobbs, N.M.; and Carlsbad, N.M.

Respirable Silica. Through a combination of engineering and protocols, minimized exposure to respirable silica to levels as low as reasonably achievable

Personal Well-Being

Taking care of our people and supporting their health and well-being, both inside and outside of work, including:

- **Breast Cancer Awareness / Mobile Mammography**
- **Wellness Fair and Campaigns**
- **Monthly Wellness Newsletters**
- **Health Improvement Challenges**

1. RigLock is a registered trademark of FHE USA LLC.

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ESSENTIAL COMMITMENTS Safety is only one piece of our social responsibility commitments. Fostering Transparency and Inclusivity Acting with Integrity Giving Back • Board commitment to ensuring • Robust corporate governance • Priority veteran recruitment director and senior management diversity practices • Community Impact Program • Employee engagement and education • Speak-Up Campaign, regular enables community/charitable initiatives, including maternity leave, interactive townhalls and other investments, volunteer time-off and flexible work schedules, leadership citizens grant initiatives training, equal pay monitoring and fair cultural impact initiatives employment practices • Ethical mandate with frequent • Disaster relief and emergency • Active stockholder engagement with communication from the top and hardship program an open mind to understand priorities and consider change regular employee training • Recognized in the Institutional Investor poll for one of the best IR programs / IR professionals out of 16 OFS companies nominated 32

PROTECTING OUR PLANET It makes business sense to move toward environmental responsibility. Prioritize Environmentally Conservation and Friendly Technology Recycling • Hibernate Warm-Start System turns off frac • Curbing waste generation and working to pump engines between stages, resulting in reduce, re-use and recycle reduced fuel consumption, improved air quality and less noise – which leads to greener • Flexible work program reduces cars on the road worksite, improved economics and safer conditions at peak times 33